Exhibit 10.1
Certain identified information in this document has been excluded because it is both (i) not material and (ii) is the type of information that the Company customarily and actually treats as private or confidential. This document has been marked with “[***]” to indicate where omissions have been made. Additionally, pursuant to Item 601(a)(5) of Regulation S-K, Exhibits G through K have been omitted in their entirety.

Second Amendment to Amended and Restated Installment Financing Services Agreement
This Second Amendment to the Amended and Restated Installment Financing Services Agreement (the “Second Amendment”) is made as of Feb 2, 2024 (the “Amendment Effective Date”) by and between (a) Affirm, Inc. (“Affirm”), (b) Amazon.com Services LLC (“Amazon Services”) and (c) Amazon Payments, Inc. (“Amazon Payments”), and hereby amends and modifies the Amended and Restated Installment Financing Services Agreement between Amazon and Affirm dated November 10, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”). Amazon Services and Amazon Payments may also be referred to herein individually as “Amazon”. Amazon and Affirm may sometimes be referred to herein together as the “Parties” or singularly as a “Party”. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to such terms in the Agreement.
WHEREAS, Amazon and Affirm are parties to the Agreement;
WHEREAS, Amazon and Affirm wish to amend the Agreement as set forth in this Second Amendment;
NOW, THEREFORE, in consideration of the mutual covenants and promises herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Amazon and Affirm agree as follows:
1. Split Capture. In the case of any purchase made on a Processed Merchant Site, Amazon Payments desires to be able to receive settlement loan proceeds or capture portions of a single Basket at different points in time when fulfilling different parts of a multi-item order in the United States (“Split Capture”).
a. Amazon Payments acknowledges and understands that any loan proceeds received by Amazon Payments has been transmitted by an entity that is either: (a) licensed as a money transmitter and registered as a money services business with the federal Financial Crimes Enforcement Network, or (b) otherwise exempt from such licensure and registration.
b. Amazon Payments authorizes Affirm, its subsidiaries, affiliates, and bank partners, to verify, receive, and transmit payment instructions on behalf of Amazon Payments as necessary to effectuate the transmission funds for purposes of a Split Capture. Amazon Payments agrees to execute any ACH authorization forms or provide other authorizations as reasonably requested by Affirm which will permit the initiation of ACH debits and/or credits to Amazon Payments.
2. Section 2.2 (B), Display and Availability. Section 2.2(B), Display and Availability of the Agreement is modified to include the contents of Exhibit A attached hereto to the end of Section 2.2(B).
3. Section 2.4, Design and Printing of Statements and Other Materials. The first sentence of Section 2.4, Design and Printing of Statements and Other Materials of the Agreement is hereby amended its entirety and replaced with the contents of Exhibit B attached hereto.

4. Section 2.5, Underwriting. Section 2.5(A) of the Agreement is hereby amended in its entirety and replaced with the contents of Exhibit C attached hereto.

5. Section 3(G), Marketing and Program Support. Section 3(G), Marketing and Program Support of the Agreement is hereby modified by adding the contents of Exhibit D attached hereto to the end of Section 3(G).
6. Section 6.10(E), Settlement of Program Credit Proceeds. Section 6.10(E) of the Agreement is hereby amended in its entirety and replaced with the contents of Exhibit E attached hereto.
7. Article 3, Program Application Procedures. Section 3.1 and 3.2 of Article 3, Program Application Procedures are hereby amended in its entirety and replaced with the contents of Exhibit F attached hereto.

8. Schedule 1.1, Definitions.
a. The following definitions are hereby added to Schedule 1.1, Definitions:
“Custom Rev Share” means the product of the Custom Rev Share Rate and the applicable Program Credit.
“Custom Rev Share Rate” means the applicable rate, expressed as a percentage which the Parties may mutually agree to from time to time in writing (email sufficient) for an applicable Processed Merchant or Processed Merchants and for a specified amount of time. Any Custom Rev Share agreed to by the Parties in writing (email sufficient) will supersede the Pricing Options in Section 2.1 of Schedule 2.3(A)(2).
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“Partial Payment” has the meaning set forth in Section 6.10(E). Solely with respect to purchases at an Amazon Site that are made with the Splitpay Product, an Approved Customer will not be able to make a Partial Payment for Program Credit until the Parties agree upon and implement a solution in compliance with Applicable Law to enable the offering of such Partial Payments. The Parties agree that the amount of a Partial Payment will not exceed [***] of an Approved Customer’s Requested Loan Amount.
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b. The following definitions set forth in Schedule 1.1, Definitions of the Agreement are hereby amended by deleting such definitions in their entirety and restating them as follows:
“Aggregate Data” means the aggregate, statistical or other non-personally identifiable information provided by Affirm to Amazon Services regarding Program Credit, [***] and Approved Customers under this Agreement.

“Amazon Customer Information” means for each Amazon Customer submitting a [***] or applying for Program Credit, as applicable, (i) any Additional Amazon Data pertaining to such Amazon Customer; (ii) [***], (iii) the product categories of the Purchased Goods and (iv) such other information collected or assembled by any Amazon Party regarding Amazon Customers on or through the Participating Site.
“Eligible Applicant” means an Amazon Customer with a Verified Address in the Territory over 18 years of age who completes and submits an application for [***] or Program Credit, as applicable, and meets Affirm’s or Bank’s underwriting criteria pursuant to the applicable Credit Underwriting Policy.
“Program” means, unless otherwise stated, the program that is operated in accordance with the terms of this Agreement under which Affirm determines [***], and/or issues Program Credit to Eligible Applicants and administers such Program Credit, and Affirm and the Amazon Parties market and promote the use of such program.
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“Required Application Fields” means an applicant’s phone number, name, email address, date of birth, annual personal income and last four digits of social security number. [***]
“Result Data” means, (i) a unique identifier created by Affirm identifying each transaction, (ii) a unique identifier created by Affirm identifying each [***] or Program Credit (with respect to the Program Application for Program Credit), and (iii) Affirm’s credit decision with respect to each Program Application, which will be either “Approved” “Declined” or “Pending”.
“Shared Information” means [***] with respect to [***], and each application for or use of, Program Credit, as applicable, including information contained in any report set forth in Schedule 13.1.
9. Schedule 2.5(B), Program Performance Targets. The following definitions in Schedule 2.5(B), Program Performance Targets of the Agreement are hereby amended in its entirety and replaced with the contents of Exhibit G attached hereto.

10. Schedule 2.3(A)(1), Program Credit Features. Section 3.1 of Schedule 2.3(A)(1), Program Credit Features of the Agreement is hereby amended in its entirety and replaced with the contents of Exhibit H attached hereto.
11. Schedule 3.1, Application Process–Selected Features. Schedule 3.1. Application Process– Selected Features of the Agreement is hereby modified in accordance with Exhibit I attached hereto.
12. Schedule 4.1, Performance Standards. Schedule 4.1, Performance Standards of the Agreement is hereby modified by adding the contents of Exhibit J attached hereto.
13. Schedule 13.1, Reports. The first table immediately following Section A (Commercial Reporting Pack) in Schedule 13.1 is hereby modified by adding the contents of Exhibit K attached hereto to the table.

14. Governing Law and Forum. This Second Amendment is governed by the laws of the State of Washington, without reference to its conflict of law rules. Each Party agrees to exclusive personal jurisdiction and venue in the federal and state courts in King County, Washington for any dispute arising out of this Agreement. With respect to any proceeding or action arising out of or in any way relating to this Agreement (whether in contract, tort, equity or otherwise), the Parties knowingly, intentionally and irrevocably waive their right to trial by jury.
15. Effectiveness; No other Modification. This Amendment is effective as of the Second Amendment Effective Date. Except as modified in this Second Amendment, all of the terms and conditions of the Agreement remain unchanged and in full force and effect. In the event of any conflict between the terms of the Agreement and those in this Second Amendment, the terms of this Second Amendment shall govern with respect to the subject matter hereof.
16. Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which may be deemed an original but all of which together constitute one and the same agreement. The Parties may execute and deliver signatures to this Amendment electronically, including by facsimile or portable document format (PDF) file.
[SIGNATURE BLOCK ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date written above.

AFFIRM, INC.
By: /s/ Pat Suh
Name: Pat Suh
Title: SVP Revenue
AMAZON.COM SERVICES LLC
By: /s/ David Williams
Name: David Williams
Title: VP Payment Products
AMAZON PAYMENTS, INC.
By: /s/ Pat Suh
Name: Pat Suh
Title: SVP Revenue

EXHIBIT A

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EXHIBIT B
2.4. Affirm will design Program Credit statements and any other general or regulatory related mailings or communications sent to declined applicants for Program Credit [***], Eligible Applicants, [***], Approved Customers in the ordinary course of administering the Program (collectively, “Program Credit Materials”), including certain communications related to pre-charge-off delinquency, in each case subject to Applicable Law.

EXHIBIT C
2.5 (A) General. Affirm will, in conjunction with Bank, as applicable, upon receipt of Application Data from an applicant for [***] or Program Credit, as applicable, review and process the Program Application. Upon Affirm’s or Bank’s determination to approve, pend, or decline a Program Application under the Application Process as set forth in Schedule 3.1, and in compliance with Applicable Law, Affirm will relay such determination to Amazon Services. [***] For each application for Program Credits that is approved, Affirm or Bank, as applicable, will issue Program Credit for use by the Approved Customer to finance the purchase of the applicable Basket. [***]

EXHIBIT D
(G). From time to time, Affirm may agree to reimburse additional incremental Marketing Funds to Amazon, such amounts and any conditions set forth to be agreed to by the Parties in writing (email sufficient).

EXHIBIT E
6.10 (E) Settlement of Program Credit Proceeds. (1) In the case of any purchase made on a Participating Site other than a Processed Merchant Site, upon Affirm’s receipt of confirmation from Amazon that the last Purchased Good in a Basket has shipped, or (2) in the case of any purchase made on a Processed Merchant Site, [***], Affirm will initiate payment to Amazon Services or Amazon Payments, as the case may be, [***], of an amount equal to the entire loan proceeds under the Installment Credit Agreement approved for that Basket, which amount will equal the sum of the Basket Amount due from Affirm to Amazon, less any (i) Subsidy (as applicable) with respect to that Installment Credit Agreement, (ii) in the case of payments made to Amazon Payments, Affirm MDR, (iii) Processed Merchant Losses, and (iv) the Buy Rate Amount (the “Settled Loan Proceeds”). Thirty days following the end of each month during the Term, Affirm will also pay to Amazon Payments the aggregate amount of Rev Share in respect of Program Credits relating to all transactions processed through the Amazon Pay Widget on Processed Merchant Sites during the immediately preceding month in accordance with Section 4.7 of Schedule 2.3(A)(2) less any Rev Share previously paid to Amazon Payments that corresponds to Full Order Cancellations, Partial Order Cancellations, Warranty Partial Order Cancellations or Amazon Concessions processed during such month. Notwithstanding the foregoing, solely with respect to purchases made on a Participating Site other than a Processed Merchant Site, if any item in a Basket has not shipped (a “Delayed Item”) by the Settlement Cutoff Date then (x) Affirm will, in conjunction with Bank, as applicable, reduce the principal amount of the corresponding Program Credit as if the applicable Approved Customer had initiated a Partial Order Cancellation with respect to such Delayed Item in accordance with Section 6.11(C), and (y) by the first Business Day to occur after the Settlement Cutoff Date, Affirm will initiate payment to Amazon Services of an amount equal to the loan proceeds under the Installment Credit Agreement approved for that Basket (for the avoidance of doubt, after giving effect to the principal reduction described in the immediately preceding clause (x)). The “Settlement Cutoff Date” means the date that is one hundred twenty (120) days (if Affirm receives one-time, prior Bank approval), or otherwise sixty (60) days, after the entire loan proceeds under the Installment Credit Agreement were approved for a Basket. The Parties will mutually agree upon communications to Approved Customers relating to a Partial Order Cancellation for a Delayed Item. Affirm may not otherwise reduce or set off against the Settled Loan Proceeds, except for (i) any Subsidy due to Affirm with respect to that Installment Credit Agreement as set forth in Schedule 2.3(A)(1) or Schedule 2.3(A)(2), as applicable, (ii) refunds arising from Full Order Cancellations, Partial Order Cancellations, Warranty Partial Order Cancellations or Amazon Concessions, in each case communicated to Affirm by Amazon as set forth in Section 6.11; or (iii) Processed Merchant Losses. Affirm will transmit Settled Loan Proceeds to one or more accounts of Amazon Services or its Affiliates specified by Amazon Services. An Approved Customer’s initial, one-time partial payment of the applicable purchase price (i.e., down payments) that is collected by Affirm on behalf of Amazon (in connection with a transaction made on a Participating Site other a Processed Merchant Site) or a Processed Merchant (in connection with a transaction made on a Processed Merchant Site) under this Agreement (each a “Partial Payment”) will be considered the same as a payment made directly to Amazon (in connection with a transaction made on a Participating Site other a Processed Merchant Site) or the application Processed Merchant (in connection with a transaction made the applicable Processed Merchant Site). Until or unless Affirm Loan Services, LLC obtains its own money transmission license(s) as applicable, Affirm Loan Services, LLC may collect an Approved Customer’s Partial Payment on behalf of a Processed Merchant through the Amazon Pay Widget in connection with a transaction made on a Processed Merchant Site under this Agreement. Each payment by an Approved Customer to Affirm Loan Services, LLC will be considered the same as a payment made directly to the applicable Processed Merchant. Amazon Payments understands that Affirm Loan Services, LLC’s obligation to transmit a Partial Payment to Amazon Payments in accordance with Affirm’s terms and conditions with the applicable Processed Merchant is subject to and conditional upon successful receipt of the associated Partial Payment from Customer. For the avoidance of doubt, with respect to Program Credits originated by Bank, Bank will disburse the Settled Loan Proceeds to Amazon; and with respect to Program Credits originated by Affirm’s Affiliate, Affirm Loan Services, LLC, such Affirm Affiliate will disburse the Settled Loan Proceeds to Amazon. With respect to Program Credits relating to transactions processed through the Amazon Pay Widget on Processed Merchant Sites, Settled Loan Proceeds will be disbursed to Amazon Payments. With respect to Program Credits relating to transactions processed through Participating Sites that do not include Processed Merchant Sites, Settled Loan Proceeds will be disbursed to Amazon Services or the applicable Covered Affiliate.

EXHIBIT F
3.1 General. Amazon Services and Affirm will implement an online application procedure for [***] and Program Credit, as applicable (“Application Process”), as more fully described in Schedule 3.1. Either Party may propose updates to the contents of the Program Application, which updates will be subject to the other Party’s Prior Approval; provided, that Affirm will have sole discretion over any such updates required by Applicable Law. Amazon Services will have sole discretion regarding the design (i.e., look and feel) of the Program Application, other than any aspect of such design that is specifically required by Applicable Law, which will require Affirm’s Prior Approval. Affirm will create and maintain necessary tools in order to (A) provide the Affirm Program Application Hosting Services on the Affirm Site; (B) receive Application Data; (C) transmit to Amazon Services the Result Data; (D) provide a methodology for Amazon Services to simulate and display to Amazon Customers the payment details on each Participating Site; and (E) permit Approved Customers to access information pertaining to their Program Credit on the Affirm Site in accordance with Section 4.2(A).
3.2 Application Features. Without limiting the foregoing, the Application Process will include (in each case, to Amazon Services’ reasonable satisfaction) (1) [***]; (2) with respect to Program Application that relates to applying for Program Credit, (A) a credit decision and real-time notification for Program Applications subject to the Performance Standards set forth in Schedule 4.1; (B) immediate access to approved Program Credit to purchase a Basket on or through any Participating Site; (C) application requirements that are required under Applicable Law; and (D) real-time identification of the applicant to comply with Applicable Law.

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